CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                               Settlement Date      10/31/1999
                                               Determination Date    11/9/1999
                                               Distribution Date    11/15/1999

I.      All Payments on the Contracts                                                                                 12,757,325.15
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              708,726.30
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        319,686.85
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              125,799.42
VIII.   Transfers to the Pay-Ahead Account                                                                              (215,130.63)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $13,696,407.09
                                                                                                                     ==============
DISTRIBUTION AMOUNTS                                                   COST PER $1000
--------------------                                                  ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                           0.00
     (b)  Class A-1 Note Principal Distribution                                                          0.00
            Aggregate Class A-1 Note Distribution                        0.00000000                                             0.00

2.   (a)  Class A-2 Note Interest Distribution                                                           0.00
     (b)  Class A-2 Note Principal Distribution                                                          0.00
           Aggregate Class A-2 Note Distribution                         0.00000000                                             0.00

3.   (a)  Class A-3 Note Interest Distribution                                                           0.00
     (b)  Class A-3 Note Principal Distribution                                                          0.00
           Aggregate Class A-3 Note Distribution                         0.00000000                                             0.00

4.   (a)  Class A-4 Note Interest Distribution                                                           0.00
     (b)  Class A-4 Note Principal Distribution                                                          0.00
          Aggregate Class A-4 Note Distribution                          0.00000000                                             0.00

5.   (a)  Class A-5 Note Interest Distribution                                                     150,839.02
     (b)  Class A-5 Note Principal Distribution                                                 10,705,045.75
           Aggregate Class A-5 Note Distribution                        82.24155131                                    10,855,884.77

6.   (a)  Class A-6 Note Interest Distribution                                                     449,533.33
     (b)  Class A-6 Note Principal Distribution                                                          0.00
           Aggregate Class A-6 Note Distribution                         5.10833333                                       449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                     291,650.00
     (b)  Class A-7 Note Principal Distribution                                                          0.00
           Aggregate Class A-7 Note Distribution                         5.11666667                                       291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                     441,291.67
     (b)  Class A-8 Note Principal Distribution                                                          0.00
           Aggregate Class A-8 Note Distribution                         5.19166667                                       441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                     321,266.67
     (b)  Class A-9 Note Principal Distribution                                                          0.00
           Aggregate Class A-9 Note Distribution                         5.26666667                                       321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                    345,041.67
     (b)  Class A-10 Note Principal Distribution                                                         0.00
           Aggregate Class A-10 Note Distribution                        5.30833333                                       345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                244,679.31
     (b)  Class B Certificate Principal Distribution                                                     0.00
           Aggregate Class B Certificate Distribution                    5.45000000                                       244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                            179,505.74
     (b)  Reimbursement of prior Monthly Advances                                                  298,620.96
             Total Servicer Payment                                                                                       478,126.70

13.  Deposits to the Reserve Account                                                                                      268,932.98

TOTAL DISTRIBUTION AMOUNT                                                                                             $13,696,407.09
                                                                                                                      ==============



RESERVE ACCOUNT DISTRIBUTIONS:
------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                               34,504.10
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                   234,428.88
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                           5,169.47
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)               35,122.60
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK) =                                  $   309,225.05
                                                                                                                      ==============
                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                       0.00
        (b) Class A-2 Notes    @            5.852%                                                       0.00
        (c) Class A-3 Notes    @            5.919%                                                       0.00
        (d) Class A-4 Notes    @            6.020%                                                       0.00
        (e) Class A-5 Notes    @            6.050%                                                 150,839.02
        (f) Class A-6 Notes    @            6.130%                                                 449,533.33
        (g) Class A-7 Notes    @            6.140%                                                 291,650.00
        (h) Class A-8 Notes    @            6.230%                                                 441,291.67
        (i) Class A-9 Notes    @            6.320%                                                 321,266.67
        (j) Class A-10 Notes   @            6.370%                                                 345,041.67
                     Aggregate Interest on Notes                                                                        1,999,622.36
        (k) Class B Certificates @          6.540%                                                                        244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                              0.00
        (b) Class A-2 Notes                                                                              0.00
        (c) Class A-3 Notes                                                                              0.00
        (d) Class A-4 Notes                                                                              0.00
        (e) Class A-5 Notes                                                                              0.00
        (f) Class A-6 Notes                                                                              0.00
        (g) Class A-7 Notes                                                                              0.00
        (h) Class A-8 Notes                                                                              0.00
        (i) Class A-9 Notes                                                                              0.00
        (j) Class A-10 Notes                                                                             0.00
        (k) Class B Certificates                                                                         0.00

3.   Total Distribution of Interest                                  COST PER $1000
                                                                    --------------------
        (a) Class A-1 Notes                                            0.00000000                        0.00
        (b) Class A-2 Notes                                            0.00000000                        0.00
        (c) Class A-3 Notes                                            0.00000000                        0.00
        (d) Class A-4 Notes                                            0.00000000                        0.00
        (e) Class A-5 Notes                                            1.14271987                  150,839.02
        (f) Class A-6 Notes                                            5.10833333                  449,533.33
        (g) Class A-7 Notes                                            5.11666667                  291,650.00
        (h) Class A-8 Notes                                            5.19166667                  441,291.67
        (i) Class A-9 Notes                                            5.26666667                  321,266.67
        (j) Class A-10 Notes                                           5.30833333                  345,041.67
                     Total Aggregate Interest on Notes                                                                  1,999,622.36
        (k) Class B Certificates                                       5.45000000                                         244,679.31



                 PRINCIPAL                                           No. of Contracts
--------------------------------------------                        ------------------
1.   Amount of Stated Principal Collected                                                        4,097,222.12
2.   Amount of Principal Prepayment Collected                                 300                5,370,611.16
3.   Amount of Liquidated Contract                                             34                1,237,212.47
4.   Amount of Repurchased Contract                                             0                        0.00

       Total Formula Principal Distribution Amount                                                                     10,705,045.75



5.   Principal Balance before giving effect to Principal Distribution                    Pool Factor
        (a) Class A-1 Notes                                                               0.0000000                            0.00
        (b) Class A-2 Notes                                                               0.0000000                            0.00
        (c) Class A-3 Notes                                                               0.0000000                            0.00
        (d) Class A-4 Notes                                                               0.0000000                            0.00
        (e) Class A-5 Notes                                                               0.2266552                   29,918,483.98
        (f) Class A-6 Notes                                                               1.0000000                   88,000,000.00
        (g) Class A-7 Notes                                                               1.0000000                   57,000,000.00
        (h) Class A-8 Notes                                                               1.0000000                   85,000,000.00
        (i) Class A-9 Notes                                                               1.0000000                   61,000,000.00
        (j) Class A-10 Notes                                                              1.0000000                   65,000,000.00
        (k) Class B Certificates                                                          1.0000000                   44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                    COST PER $1000
                                                                               --------------
        (a) Class A-1 Notes                                                      0.00000000                                    0.00
        (b) Class A-2 Notes                                                      0.00000000                                    0.00
        (c) Class A-3 Notes                                                      0.00000000                                    0.00
        (d) Class A-4 Notes                                                      0.00000000                                    0.00
        (e) Class A-5 Notes                                                     81.09883144                           10,705,045.75
        (f) Class A-6 Notes                                                      0.00000000                                    0.00
        (g) Class A-7 Notes                                                      0.00000000                                    0.00
        (h) Class A-8 Notes                                                      0.00000000                                    0.00
        (i) Class A-9 Notes                                                      0.00000000                                    0.00
        (j) Class A-10 Notes                                                     0.00000000                                    0.00
        (k) Class B Certificates                                                 0.00000000                                    0.00

8.   Principal Balance after giving effect to Principal Distribution                     Pool Factor
                                                                                         -----------
        (a) Class A-1 Notes                                                               0.0000000                            0.00
        (b) Class A-2 Notes                                                               0.0000000                            0.00
        (c) Class A-3 Notes                                                               0.0000000                            0.00
        (d) Class A-4 Notes                                                               0.0000000                            0.00
        (e) Class A-5 Notes                                                               0.1455564                   19,213,438.23
        (f) Class A-6 Notes                                                               1.0000000                   88,000,000.00
        (g) Class A-7 Notes                                                               1.0000000                   57,000,000.00
        (h) Class A-8 Notes                                                               1.0000000                   85,000,000.00
        (i) Class A-9 Notes                                                               1.0000000                   61,000,000.00
        (j) Class A-10 Notes                                                              1.0000000                   65,000,000.00
        (k) Class B Certificates                                                          1.0000000                   44,895,285.54


                 POOL DATA
-----------------------------------------                                                            Aggregate
                                                                             No. of Contracts    Principal Balance
                                                                             ----------------    -----------------
1.   Pool Stated Principal Balance as of  10/31/1999                             15,341           420,108,723.77

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
              (a) 31-59 Days                                                        159             3,512,469.16        0.836%
              (b) 60-89 Days                                                         40             1,281,860.95        0.305%
              (c) 90-119 Days                                                        24               665,883.36        0.159%
              (d) 120 Days +                                                         77             2,160,274.52        0.514%

3.   Contracts Repossessed during the Due Period                                     18               573,934.31

4.   Current Repossession Inventory                                                  26               851,545.66

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    34             1,237,212.47
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    708,726.30
                                                                                                 ----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    528,486.17
6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     5,163,651.70
7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              561                                8,375,336.78
8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.249%
9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               107.385


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                           1.237%
    (b)  Delinquency Percentage Trigger in effect?                                                     NO

2.  (a)  Average Net Loss Ratio                                                   0.064%
    (b)  Net Loss Ratio Trigger in effect?                                                             NO
    (c)  Net Loss Ratio (using ending Pool Balance)                               0.095%

3.  (a)  Servicer Replacement Percentage                                          1.238%
    (b)  Servicer Replacement Trigger in effect?                                                       NO


               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               179,505.74

2.   Servicer Advances                                                                                                    319,686.85

3.   (a)  Opening Balance of the Reserve Account                                                                        8,973,952.86
     (b)  Deposits to the Reserve Account                                                          268,932.98
     (c)  Investment Earnings in the Reserve Account                                                40,292.07
     (d)  Distribution from the Reserve Account                                                   (309,225.05)
     (e)  Ending Balance of the Reserve Account                                                                         8,973,952.86

4.   Specified Reserve Account Balance                                                                                  8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        462,524.43
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                            215,130.63
     (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                          (125,799.42)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         551,855.64